SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 21, 2000



                           FINOVA CAPITAL CORPORATION.
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             (Exact name of registrant as specified in its charter)




         DELAWARE                    1-7543                      94-1278569
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
       of Incorporation)          File Number)               Identification No.)



4800 NORTH SCOTTSDALE ROAD, SCOTTSDALE ARIZONA                    85251-7623
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: 480/636-4800

ITEM 5. OTHER EVENTS.

     A. On January 21, 2000, FINOVA Capital Corporation announced revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1999 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

         Exhibits                               Title
         --------                               -----

         99 Press Release, issued by FINOVA Capital Corporation dated January 21, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FINOVA Capital Corporation

                               (Registrant)



Dated: January 21, 2000        By /s/ Bruno A. Marszowski
                                  -------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer